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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        November 14, 2000
                                                 ------------------------------

                              Altris Software, Inc.
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               (Exact name of registrant as specified in charter)


         California                   0-15935                  95-3634089
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(State or other jurisdiction  (Commission file number)       (IRS employer
     of incorporation)                                     identification no.)


9339 Carroll Park Drive, San Diego, California                   92121
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(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code           (858) 625-3000
                                                 ------------------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)


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EXPLANATORY NOTE


     On November 14, 2000, Altris Software, Inc., a California corporation (the "Registrant"), acquired all of the outstanding capital stock of Spescom KMS, the document management business of Spescom Limited UK, a corporation organized under the laws of the United Kingdom and a subsidiary of Spescom Limited, a South African corporation and the holder of a majority of the issued and outstanding common stock of the Registrant. The Registrant's Current Report on Form 8-K, dated November 14, 2000 (the "Form 8-K") was filed with the Securities and Exchange Commission on November 29, 2000 to report the completion of such transactions. The Registrant originally reported in Item 7 of the Form 8-K that certain historical and pro forma financial information relating to such transactions would be filed or incorporated by reference as soon as practicable, but in any event not later than 60 days following the date on which the Form 8-K was required to have been filed. This Amendment No. 1 on Form 8-K/A is being filed because the Registrant has subsequently determined that such financial information is not required to be filed under applicable rules and regulations of the Securities and Exchange Commission. Except as specifically amended by this Form 8-K/A, the Form 8-K shall remain unchanged.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) The Registrant has determined that historical financial information in respect of the transactions reported in the Form 8-K need not be filed under applicable rules and regulations of the Securities and Exchange Commission.

     (b) The Registrant has determined that pro forma financial information in respect of the transactions reported in the Form 8-K need not be filed under applicable rules and regulations of the Securities and Exchange Commission.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 9, 2001                       ALTRIS SOFTWARE, INC.


                                             By: /s/ JOHN W. LOW
                                                 ----------------------
                                                 John W. Low
                                                 Chief Financial Officer


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